SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE LARGE CAP FUNDS

ForDisciplined U.S. Core Fund

Effective October 1, 2011, Golden Capital Management, LLC, will replace Wells Capital Management, LLC, as the sub-advisor for the Disciplined U.S. Core Fund (the “Fund”).  A description of Golden Capital Management can be found in the Fund’s prospectuses.

Greg Golden, CFA, of Golden Capital Management, LLC, will replace Amit Chandra, Ph.D., CFA, of Wells Capital Management, LLC, as the Portfolio Manager for the Disciplined U.S. Core Fund.  Mr. Golden’s biographical description is included among the Portfolio Manager biographies listed for Golden Capital Management, LLC, as follows:

Mr. Golden is responsible for managing the Disciplined U.S. Core Fund, which he has managed since 2011. Mr. Golden serves as the President and Chief Executive Officer of Golden Capital. Prior to founding Golden Capital, he served as President and Portfolio Manager of Golden Capital Management, a division of Smith Asset Management Group, LP, from March 1999 to September 2000. Before co-founding the division known as Golden Capital Management, he was Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc. Mr. Golden began his career in investment management in 1989 with Sovran Bank of Tennessee. His past experience includes portfolio management, derivatives management, trading, asset allocation, and quantitative analysis. Education: B.B.A. in Finance, Belmont University.

The following replaces the second paragraph of the Fund’s principal investment strategy in the prospectuses in both the summary and statutory sections as follows:

We employ a risk controlled investment approach to constructing a broadly diversified portfolio of companies with characteristics similar to the S&P 500 Index and a superior valuation and earnings profile.  Our fundamental research identifies companies based on valuation, earnings and trading momentum characteristics that give a comprehensive view of each company’s relative valuation, operational and financial performance, and stock price behavior.  Our approach seeks to achieve positive excess returns relative to the S&P 500® Index (which may include both value and growth stocks) by using stock selection to take controlled active risks in a portfolio that is similar to the benchmark. We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

September 30,   2011                                                                                                                                                           LCIV101/P106SP2

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE LARGE CAP FUNDS

ForDisciplined U.S. CoreFund

Sub-Advisor and Portfolio Manager changes effective October 1, 2011

Golden Capital Management, LLC, will replace Wells Capital Management, LLC, as the sub-advisor for the Disciplined U.S. Core Fund (the “Fund”).

Greg Golden, CFA, of Golden Capital Management, LLC, will replace Amit Chandra, Ph.D., CFA,of Wells Capital Management, LLC, as the Portfolio Manager for the Fund.

Management of Other Accounts

Management of Other Accounts.The following table(s) indicate the type of, number of, and total assets in accounts managed by the Portfolio Managers. The following table also indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.” Personal brokerage accounts of portfolio managers and their families are not reflected.

Wells Capital Management

Greg Golden CFA[1]	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$49.90M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	842
	Total Assets Managed	$830.10M
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$47.05M

1 Mr. Golden started managing the Disciplined U.S. Core Fund on October 1, 2011. The information presented in this table is as of July 31, 2011, at which time he was not a manager of the Fund.

Beneficial Ownership in the Fund

Beneficial Ownership in the Funds.The following table shows for each Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

$0;

$1 - $10,000;

$10,001 - $50,000;

$50,001 - $100,000;

$100,001 - $500,000;

$500,001 - $1,000,000; and

over$1,000,000.

Portfolio Manager	Fund	Beneficial Ownership
Golden Capital Management
Greg Golden, CFA	Disciplined U.S. Core Fund	$0

Sub-Advisory Fees

The sub-advisory fees that will be paid to Golden Capital Management will be identical to those paid to Wells Capital Management, as shown below:

FUND	SUB-ADVISORY RATE
	Breakpoints	Rate
Disciplined U.S. Core Fund	First $100M Next $200M Over $300M	0.25% 0.20% 0.15%

September 30, 2011